                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                          ___________________________

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                     CABLE DESIGN TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                   36-3601505
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

Foster Plaza 7, 661 Andersen Drive, Pittsburgh, Pennsylvania        15220
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class          Name of each exchange on which
            to be so registered          each class is to be registered
            -------------------          ------------------------------

     Common Stock, par value $.01 per    New York Stock Exchange
     share

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of Class)

                      This document contains 25 pages.

                    The Exhibit Index is located on page 5.

  ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED:
  ------

            The description of the Registrant's Common Stock set forth under the heading "Description of Capital Stock" on page 44 of the Prospectus included in the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-00554), filed with the Securities and Exchange Commission on February 28, 1996, is incorporated herein by reference.

            The Registrant has filed an application to list the Common Stock on the New York Stock Exchange ("NYSE"). Upon approval of such application, the Company plans to delist the Common Stock from the NASDAQ National Market. This Form 8-A is being filed to list the Common Stock on the NYSE.

  ITEM 2.  EXHIBITS
  ------   --------

           2.1 Report on Form 10-K for fiscal year ended July 31, 1996, as filed on October 29, 1996 and incorporated herein by reference.

           2.2 Quarterly Report on Form 10-Q for the period ended October 31, 1996, as filed on December 16, 1996 and incorporated herein by reference.

           2.3 1996 Proxy Statement, as filed on November 12, 1996 and incorporated herein by reference.

           2.4 Certificate of Amendment of the Restated Certificate of Incorporation of the Registrant and Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock, Series A of the Registrant, as filed with the Secretary of State of Delaware on December 11, 1996.

           2.5  By-laws of the Registrant. Incorporated herein by reference to
                Exhibit 3.2 to the Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-00554) as filed on February 28, 1996.

           2.6 Rights Agreement dated as of December 11, 1996 between Cable Design Technologies Corporation and The First National Bank of Boston, as Rights Agent, including the form of Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock, Series A attached thereto as Exhibit A, the form of Rights Certificate attached thereto as Exhibit B and the Summary of Rights attached thereto as Exhibit C. Incorporated herein by reference to the Company's Registration Statement on Form 8-A as filed on December 11, 1996.

           2.7 New York Stock Exchange Listing Application, including the Registrant's Annual Report on Form 10-K attached thereto as Exhibit A, as filed on October 29, 1996 and incorporated herein by reference, the Registrant's Proxy Statement attached thereto as Exhibit B, as filed on November 12, 1996 and incorporated herein by reference and the Registrant's 1996 Annual Report attached thereto as Exhibit C and incorporated herein by reference to Exhibit 13.1 of the Registrant's Annual Report on Form 10-K, as filed on October 29, 1996.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      CABLE DESIGN TECHNOLOGIES
                                       CORPORATION



                                      By:  /s/ Kenneth O. Hale
                                           -------------------
                                           Kenneth O. Hale
                                           Vice President, Chief Financial
                                           Officer and Secretary


  Date: December 23, 1996

                                 EXHIBIT INDEX

Exhibit No.                              Description                               Page No.
-----------                              -----------                               --------

   2.1 Report on Form 10-K for fiscal year ended July 31, 1996, as filed on October 29, 1996 and incorporated herein by reference.

   2.2       Quarterly Report on Form 10-Q for the period ended October
             31, 1996, as filed on December 16, 1996 and incorporated herein by reference.

   2.3 1996 Proxy Statement, as filed on November 12, 1996 and incorporated herein by reference.

   2.4       Certificate of Amendment of the Restated Certificate of
             Incorporation of the Registrant and Certificate of Designation,
             Preferences and Rights of Junior Participating Preferred
             Stock, Series A of the Registrant, as filed with the Secretary of
             State of Delaware on December 11, 1996.                                6

   2.5       By-laws of the Registrant.  Incorporated herein by reference to
             Exhibit 3.2 to the Post-Effective Amendment No. 1 to
             Registration Statement on Form S-3 (Registration No. 333-
             00554) as filed on February 28, 1996.

   2.6       Rights Agreement dated as of December 11, 1996 between
             Cable Design Technologies Corporation and The First
             National Bank of Boston, as Rights Agent, including the form of Certificate of Designation, Preferences and Rights of Junior
             Participating Preferred Stock, Series A attached thereto as
             Exhibit A, the form of Rights Certificate attached thereto as Exhibit B and the Summary of Rights attached thereto as Exhibit C. Incorporated herein by reference to the Company's
             Registration Statement on Form 8-A as filed on December 11,
             1996.

   2.7       New York Stock Exchange Listing Application, including the
             Registrant's Annual Report on Form 10-K attached thereto as
             Exhibit A, as filed on October 29, 1996 and incorporated
             herein by reference, the Registrant's Proxy Statement attached thereto as Exhibit B, as filed on November 12, 1996 and
             incorporated herein by reference and the Registrant's 1996
             Annual Report attached thereto as Exhibit C and incorporated herein by reference to Exhibit 13.1 of the Registrant's Annual
             Report on Form 10-K, as filed on October 29, 1996.                    14